EXHIBIT 10.155
                              TWELFTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS TWELFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Twelfth Amendment") dated as of December 31, 1997, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997, and as further amended by that Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1997 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to revise a certain financial covenant.

         WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                    "Section 5.14. INTEREST COVERAGE RATIO.
                    Permit the ratio of (a) the sum of
                    (i) Consolidated Pre-tax Income PLUS
                    (ii) Consolidated Interest Charges to
                    (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, l995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending
                    September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50: 1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1
                     for the immediately preceding three (3)
                     calendar quarterly periods ending
                     December 31, 1997; less than 1.75:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

         2. COUNTERPARTS. The Twelfth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

         3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

         4. RATIFICATION OF LOAN DOCUMENTS; MISCELLAUSOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Twelfth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Twelfth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

         5. GOVERNING LAW. THIS TWELFTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the parties have executed this Twelfth Amendment as of the day and year first above written.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)


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

                                      BORROWER:

                                      CATALINA LIGHTING, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         VICE PRESIDENT, SECRETARY,
                                         TREASURER

                                      GUARANTORS:

                                      EACH OF THE CORPORATIONS LISTED
                                      ON ANNEX I HERETO

                                      CATALINA INDUSTRIES, INC.,
                                      d/b/a DANA LIGHTING

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         SECRETARY, TREASURER

                                     CATALINA REAL ESTATE TRUST, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         SECRETARY, TREASURER

                                     ANGEL STATION, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         SECRETARY, TREASURER

                                     MERIDIAN LAMPS, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         SECRETARY, TREASURER

                                      MERIDIAN LAMPS DEVELOPMENT, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         SECRETARY, TREASURER


                                     CATALINA ADMINISTRATIVE CORPORATION

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
                                         ASSISTANT SECRETARY


                                     CATALINA MBRCHANDISING, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                         THOMAS M. BLUTH
           .                             SECRETARY, TREASURER

                                      AGENT:

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION

                                      By:
                                          -------------------------------------
                                         DAVID E. CROW,
                                         SENIOR VICE PRESIDENT

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

                                      MERIDIAN LAMPS DEVELOPMENT, INC.

                                      By:
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                          SECRETARY, TREASURER


                                      CATALINA ADMINISTRATIVE CORPORATION


                                      By:
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                          ASSISTANT SECRETARY


                                      CATALINA MERCHANDISING, INC.

                                      By: /s/ THOMAS M. BLUTH
                                          -------------------------------------
                                          THOMAS M. BLUTH
                                          SECRETARY, TREASURER


                                      AGENT:

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION


                                      By: /s/ DAVID E. CROW
                                          -------------------------------------
                                          DAVID E. CROW,
                                          SENIOR VICE PRESIDENT

                                      "Banks"

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION F/K/A SUN
                                      BANK, NATIONAL ASSOCIATION


                                      By: /s/ DAVID E. CROW
                                          -------------------------------------
                                          DAVID E. CROW
                                          SENIOR VICE PRESIDENT


                                      NATIONAL BANK OF CANADA,
                                      a Canadien chartered bank


                                      By:
                                          -------------------------------------
                                          MICHAEL S. BLOOMENFELD
                                          VICE PRESIDENT AND MANAGER


                                      FIRST UNION NATIONAL BANR F/K/A
                                      FIRST UNION NATIONAL BANK OF FLORIDA

                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                      "Banks"
                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION F/K/A SUN
                                      BANK, NATIONAL ASSOCIATION



                                      By: /s/ DAVID E. CROW
                                          -------------------------------------
                                          DAVID E. CROW
                                          SENIOR VICE PRESIDENT

                                      NATIONAL BANK OF CANADA,
                                      a Canadien chartered bank



                                      By: /s/ MICHAEL S. BLOOMENFELD
                                          -------------------------------------
                                          MICHAE1 S. BLOOMENFELD
                                          VICE PRESIDENT AND MANAGER

                                      FIRST UNION NATIONAL BANK F/K/A
                                      FIRST UNION NATIONAL BANK OF FLORIDA


                                      By:
                                          -------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

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

                                      "Banks"

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION F/K/A SUN
                                      BANK, NATIONAL ASSOCIATION


                                      By:
                                          -------------------------------------
                                          DAVID E. CROW
                                          SENIOR VICE PRESIDENT

                                      NATIONAL BANK OF CANADA,
                                      a Canadien chartered bank


                                          By:
                                          -------------------------------------
                                          MICHAE1 S. BLOOMENFELD
                                          VICE PRESIDENT AND MANAGER

                                      FIRST UNION NATIONAL BANR F/K/A
                                      FIRST UNION NATIONAL BANK OF FLORIDA


                                      By: [ILLEGIBLE]
                                          -------------------------------------
                                      Name: ROBERT L. GRIFF
                                            -----------------------------------
                                      Title: SENIOR VICE PRESIDENT
                                            -----------------------------------

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